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                                                                EXHIBIT 16.1



United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 of the Current Report on Form 8-K of Regency Equities Corp. dated February 9, 2001 and agree with the statements made therein insofar as they relate to our firm.



                                       /s/ BDO SEIDMAN, LLP

                                       BDO Seidman, LLP



Los Angeles, California
February 9, 2001